SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 18, 1999
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                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                           1-13503                        13-3958850
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



15 Beach Street, Staten Island, New York                             10304
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 (Address of principal executive offices)                          (Zip Code)


                                 (718) 447-7900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.        Other Events

        On August 18, 1999, Staten Island Bancorp, Inc. ("SIB"), the parent holding company for Staten Island Savings Bank (the "Bank"), announced that SIB and the Bank had entered into an Agreement and Plan of Reorganization, dated as of August 18, 1999 (the "Agreement"), with First State Bancorp ("FSB") and its wholly owned bank subsidiary, First State Bank ("First State"). Pursuant to the terms of the Agreement, FSB will be merged with an interim subsidiary created by SIB (the "Merger") and immediately thereafter it will be merged with and into SIB with SIB as the surviving corporation. In addition, First State will be merged with and into the Bank with the Bank as the surviving bank (the "Bank Merger"). After the Bank Merger, First State will be operated as a separate division of the Bank. Pursuant to the terms of the Agreement, as a result of the Merger, each share of common stock of FSB will be converted into the right to receive $174. 93 or $84.0 million in the aggregate. Consummation of the Merger is subject to a number of conditions, including, the approval of the Agreement by stockholders of FSB, the receipt of requisite regulatory approvals and the satisfaction of certain other conditions.

        The press release issued by SIB with respect to the announcement of the transaction described herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. Also attached as Exhibit 99.2 and incorporated herein by reference is a presentation given by SIB to investment analysts on August 19, 1999.

        The press release and the presentation to analysts incorporated herein by reference contain forward-looking statements with respect to the financial condition, results of operations and business of the surviving corporation upon consummation of the Merger, including statements relating to: (a) the estimated cost savings that will be realized from the Merger; (b) the estimated impact on results of operations of the Merger and (c) the transaction costs expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the Merger cannot be fully realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of SIB and FSB are greater than expected; (5) changes in the interest rate environment reduce interest margins;
(6) general economic conditions, either nationally or in the markets in which the surviving corporation will be doing business, are less favorable than expected; or (7) legislation or changes in regulatory requirements adversely affect the businesses in which the surviving entity would be engaged.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Not applicable.

        (b) Not applicable.

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
        (c) The following exhibits are included with this Report:

               Exhibit 2.1 Agreement and Plan of Reorganization, dated August 18, 1999, among SIB, the Bank, FSB and First State(1)

               Exhibit 99.1         Press Release, dated August 18, 1999

               Exhibit 99.2         Presentation to Analysts



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(1)     To be filed by amendment.



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STATEN ISLAND BANCORP, INC.



                                  By: /s/Harry P. Doherty
                                      ------------------------------
                                      Name:  Harry P. Doherty
                                      Title: Chairman and
                                             Chief Executive Officer

Date: August 19, 1999

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